UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Amendment No. 1 to Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 8, 2010
Furmanite Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-05083	74-1191271

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2435 N. Central Expressway,
Richardson, Texas		75080

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (972) 699-4000
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On March 12, 2010, Furmanite Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) that included a press release of the Company, dated March 10, 2010, filed under Item 9.01 and included as an Exhibit thereto. Due to a clerical error, the wrong version of that press release was filed as Exhibit 99.1 to the Original Form 8-K and did not reflect the final press release that was actually issued by the Company on March 10, 2010. The disclosure contained in 9.01 and the Exhibit to the Original Form 8-K are hereby replaced in their entirety by the disclosure contained in 9.01 and the Exhibit to this Form 8-K/A, which is the correct version of the press release that was issued by the Company on March 10, 2010.
For purposes of clarification, the disclosure made pursuant to Item 5.02 in the Original Form 8-K is not being amended hereby.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated March 10, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FURMANITE CORPORATION
Date: March 12, 2010	By:	/s/ Robert S. Muff
		Name:	Robert S. Muff
		Title:	Principal Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated March 10, 2010